EXHIBIT 10.30

UOC USA Inc.

20 Fairbanks, Suite 173, Irvine, CA 92618
Tel 949.328.3356 / Fax : 949.328.3367

www.uocusa.com

AMENDMENT TO DISTRIBUTOR AGREEMENT

This AMENDEMENT TO DISTRIBUTOR AGREEMENT (this "Agreement") is made this first day of April, 2013 (the "Effective Date") by and between UOCUSA INC., a California corporation("UOC"),having its principal office at 20 Fairbanks, Suite 173, Irvine, CA 92618,and("Distributor"), a  ___________, having its principal office at ____________________________________________. At times UOC and Distributor are referred to individually as "Party" and collectively as "Parties."

In consideration of mutual promises, terms, provisions and conditions contained herein, the Parties hereto agree as follows:

1.1.	Contents listed in Exhibit B "Authorized Customers" is amended and modified as attached here to.

"Upon approval by UOC, Distributor can sell exclusively to surgeons listed in ACL. However, Distributor will not have the exclusivity for the entire hospital or medical facility unless it's previous agreed for the exclusivity for that hospital or medical facility by UOC and Distributor in written, UOC shall has the right to directly engage or approve another sales distributor, or sales agent to sell Products to a different surgeon from Distributor's ACL list. UOC will pay the maximum effort to ensure that the new party will respect existing business conditions between Distributor and Authorized Customer."

1.2.	Contents listed in Exhibit B-1 "UOC Hospital List Request" is amended and modified as attached here to,

"Name of the Surgeon is added."

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the day and year first above written,

	“UOC”		“Distributor”
	UOC USA, INC.,		_______________________________
	a California corporation		_______________________________
By:	_______________________________	By:	_______________________________
Calvin Lin, President

EXHIBIT 10.30

UOC USA Inc.

20 Fairbanks, Suite 173, Irvine, CA 92618
Tel 949.328.3356 / Fax : 949.328.3367

www.uocusa.com

Exhibit B

Authorized Customers

1.

For purposes of this Agreement, the Authorized Customers shall mean those hospitals, medical facilities or other customers set forth in a certain Authorized Customer List ("ACL") provided to Distributor, which has been pre-approved by UOC.

2.

To enroll a prospective customer to Distributor's ACL list as an Authorized Customer, Distributor will need to submit a signed Authorized Customer List Request ("ACLR") form described on Exhibit B-1 to UOC prior to engagement of said prospective customer. If the prospective customer not currently listed under an ACL generated by one of UOC's other Distributors or the recipient of direct sales from UOC, UOC shall sign and return the ACLR as an approval for engagement. The prospective customer shall then be added to Distributor's ACL as an Authorized Customer.

3.

Upon approval by UOC, Distributor can sell exclusively to surgeons listed in ACL. However, Distributor will not have the exclusivity for the entire hospital or medical facility unless it's previous agreed for the exclusivity for that hospital or medical facility by UOC and Distributor in written, UOC shall has the right to directly engage or approve another sales distributor, or sales agent to sell Products to a different surgeon from Distributor's ACL list, UOC will pay the maximum effort to ensure that 'the new party will respect existing business conditions between Distributor and Authorized Customer.

4.

If Distributor fails to generate a Surgical Report for any Authorized Customer in any consecutive three (3) calendar month period subsequent to UOC's initial approval thereof, said customer shall be removed from Distributor's ACL as an Authorized Customer by UOC upon written notice to Distributor. Upon removal, said customer shall be available for engagement by other sales distributors, sales agents or directly by UOC without compensation to Distributor. Should Distributor desire to re-enroll said customer to its ACL as an Authorized Customer, Distributor shall resubmit a signed ACLR in connection therewith,

5.

In the event Distributor chooses not to promote a particular Product (the "Non Promoted Product") with an Authorized Customer, UOC may remove said Authorized Customer from Distributor's ACL with respect to the Non-Promoted Product only upon written notice to Distributor. UOC may then directly engage or approve of another sales distributor or sales agent engaging said Authorized Customer in connection with the Non-Promoted

Product. Distributor shall not be entitled to any Commission on sales of Non-Promoted Product to said Authorized Customer,
6.

UOC prohibits Distributor, including its sub-distributors, sales agents, employees or sub-distributors, from engaging a prospective customer that is not part of Distributor's ACL. Distributor's engagement of a prospective customer without approval by UOC shall constitute an un-curable material breach of this Agreement. Notwithstanding anything to the contrary contained herein, should Distributor engage a customer without UOC's approval, UOC may immediately terminate this Agreement upon written notice.

EXHIBIT 10.30

UOC USA Inc.

20 Fairbanks, Suite 173, Irvine, CA 92618
Tel 949.328.3356 / Fax : 949.328.3367

www.uocusa.com

Exhibit B-1

Authorized Customer Request ("ACLR")

(REQUEST NUMBER:)

Section Completed by Requesting Distributor
Name of the Requesting Distributor
Type of Surgery Requested
Name of the Requesting Hospital
Name of the Surgeon
Address of the Requesting Hospital
City	State	Zip Code
Telephone Number
Signature of the Distributor's Representative By: __________________________ _______________________
Print:		Date

Note: Please fax the completed form to (949) 328-3368 or email to customerservice@uocusa.com for scanned copies.

Section Completed UOC Representative